                            FIRST AMENDMENT TO SECOND
                       AMENDED AND RESTATED LOAN AGREEMENT


     THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is made and entered into this 27th day of March, 1996, by and among FIRST INTERSTATE BANK OF TEXAS, N.A., (the "BANK"), Fossil Partners, L.P. (the "BORROWER"), Fossil, Inc. (the "COMPANY"), Fossil Intermediate, Inc. ("FOSSIL INTERMEDIATE"), Fossil Trust ("FOSSIL TRUST"), Fossil New York, Inc. ("FOSSIL NEW YORK"), Fossil Stores I, Inc. ("FOSSIL I").

                                    RECITALS

     WHEREAS, the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust and Fossil New York are parties to that certain Second Amended and Restated Loan Agreement, dated effective April 30, 1995 (as amended, the "LOAN AGREEMENT");

     WHEREAS, the Bank, the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I desire to amend the Loan Agreement and the other Loan Documents as herein set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                                   AMENDMENTS

     2.01 AMENDMENT TO SECTION 1. Effective as of the date hereof, the second sentence of SECTION 1 of the Loan Agreement is hereby amended by deleting therefrom in their entirety the words reading "Third Amended and Restated Master Revolving Credit Note" and substituting therefor the words reading "Fourth Amended and Restated Master Revolving Credit Note".

     2.02 AMENDMENT TO SECTION 6(a). Effective as of the date hereof, SECTION 6(A) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) REVOLVING NOTE. The aggregate principal amount at any time outstanding under the Revolving Note for loans made in a currency other than in lawful money of Japan ("YEN"), PLUS one hundred twenty percent (120%) of the


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

     aggregate principal amount at any time outstanding under the Revolving Note for loans made in Yen (calculated by reference to the amount of United States of America dollars into which Bank determines it could, in accordance with its practice from time to time in the interbank foreign exchange market, convert such amount of Yen at its spot rate of exchange in effect at approximately 8:00 a.m. (Dallas, Texas time) on the day on which such loan is made), PLUS the face amount of all outstanding Documentary and Stand-by Letters of Credit issued for the account of the Borrower, PLUS twenty percent (20%) of the aggregate amount of all foreign currency future contracts issued by the Bank for the account of the Borrower (said sum being herein referred to as the "OUTSTANDING REVOLVING CREDIT") shall not at any time exceed the LESSER of (a) $25,000,000.00, or (b) the "BORROWING BASE", as hereinafter defined."

     2.03 ADDITION OF NEW SECTION 31. Effective as of the date hereof, the Loan Agreement is hereby amended by adding a new SECTION 31, which shall read in its entirety as follows:

     "31. JUDGMENT CURRENCY.

          (a) If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or under the Revolving Note from a currency (the "ORIGINAL CURRENCY") into another currency (the "OTHER CURRENCY"), the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate of exchange prevailing on the business day immediately preceding the day on which final judgment is given.

          (b) The obligation of Borrower in respect of any sum due in the Original Currency from it to Bank hereunder or under the Revolving Note shall, notwithstanding any judgment in any Other Currency, be discharged only if and to the extent that on the business day following receipt by Bank of any sum adjudged to be so due in such Other Currency Bank may in accordance with normal banking procedures purchase such amount of the Original Currency with such Other Currency at the rate of exchange prevailing on the business day preceding the day on which the final judgment referred to in SECTION 31(a) is given; if the amount of the Original Currency so purchased is less than the amount of the Original Currency which the Bank could have purchased at the rate of exchange prevailing on the business day preceding the day on which such final judgment is given, Borrower agrees, as a separate obligation of Borrower to Bank and notwithstanding any such judgment, to indemnify Bank against such difference, and if the amount of the Original Currency so purchased exceeds the amount of the Original Currency which the Bank could have purchased at the rate of exchange prevailing on the business day preceding the day on which such final judgment is given, Bank agrees to remit to Borrower such excess."

                                 ARTICLE III
                            CONDITIONS PRECEDENT

     3.01 CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Bank:

          (a) The Bank shall have received the following documents, each in form and substance satisfactory to the Bank and its counsel:

                    (i) This Amendment, duly executed by the Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I; and

                    (ii) A Revolving Note in the form of EXHIBIT A to this Amendment, duly executed by Borrower.

          (b) There shall have been no material adverse change in the financial condition of the Borrower or any Guarantor;

          (c) There shall be no material adverse litigation, either pending or threatened, against the Borrower or any Guarantor that could reasonably be expected to have a material adverse effect on the Borrower or such Guarantor;

          (d) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof;

          (e) No default or Event of Default shall have occurred and be continuing, unless such default or Event of Default has been specifically waived in writing by the Bank;

          (f) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to the Bank and its legal counsel; and

          (g) The Bank shall have received from the Company or the Borrower, as appropriate, all fees and expenses required to be paid to the Bank pursuant to the Loan Agreement;

                                   ARTICLE IV
                                    NO WAIVER

     4.01 Except as specifically provided in the preceding sentence, nothing contained herein shall be construed as a waiver by the Bank of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between the Borrower or the Guarantors and the Bank, and the failure of the Bank at any time or times hereafter to require strict performance by the Borrower or any Guarantor of any provision thereof shall not waive, affect or diminish any right of the Bank to thereafter demand strict compliance therewith. The Bank hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between the Borrower, the Guarantors and the Bank.

                                  ARTICLE V
                RATIFICATIONS, REPRESENTATIONS AND WARRANTIES

     5.01 RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The parties hereto agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 REPRESENTATIONS AND WARRANTIES. The Borrower, the Company, Fossil Intermediate, Fossil Trust, Fossil New York and Fossil I hereby represent and warrant to the Bank that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been duly authorized by all requisite corporate, partnership or trust proceedings, as appropriate, and will not contravene, or constitute a default under, any provision of applicable law or regulation or of the Agreement of Limited Partnership, Articles of Incorporation, By-Laws or Trust Agreement, as applicable, of the Borrower or any Guarantor, or of any mortgage, indenture, contract, agreement or other instrument, or any judgment, order or decree, binding upon the Borrower or any Guarantor; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and the other Loan Documents are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such default or Event of Default has been specifically waived in writing by the Bank; and (d) the Borrower and the Guarantors are in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby.

                                   ARTICLE VI
                            MISCELLANEOUS PROVISIONS

     6.01 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Loan Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Bank or any closing shall affect the representations and warranties or the right of the Bank to rely upon them.


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

     6.02 REFERENCE TO LOAN AGREEMENT. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     6.03 EXPENSES OF THE BANK. As provided in the Loan Agreement, the Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Bank in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Bank's legal counsel, and all costs and expenses incurred by the Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of the Bank's legal counsel.

     6.04 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Borrower, the Guarantors and the Bank and their respective successors and assigns.

     6.06 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 EFFECT OF WAIVER. No consent or waiver, express or implied, by the Bank to or for any breach of or deviation from any covenant or condition by the Borrower or any Guarantor shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 HEADINGS. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     6.10 FINAL AGREEMENT. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN


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

DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, THE GUARANTORS AND THE BANK.

     6.11 AGREEMENT FOR BINDING ARBITRATION. Each party to this Amendment hereby acknowledges that it has agreed to be bound by the terms and provisions of the Arbitration Program (dated 9/1/92), which is incorporated by reference herein and is acknowledged as received by the parties pursuant to which any and all disputes shall be resolved by mandatory binding arbitration upon the request of any party.

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                   "BANK"

                                   FIRST INTERSTATE BANK OF TEXAS, N.A.


                                   By:
                                        ----------------------------------
                                        Jeffrey S.A. Cook,
                                        Vice President

                                   "BORROWER"

                                   FOSSIL PARTNERS, L.P.

                                   By:  Fossil, Inc., its general partner


                                   By:
                                        ----------------------------------
                                        Randy S. Kercho,
                                        Senior Vice President and
                                        Chief Financial Officer

                                   "GUARANTORS"

                                   FOSSIL, INC.


                                   By:
                                        ----------------------------------
                                        Randy S. Kercho,
                                        Senior Vice President and
                                        Chief Financial Officer


                                   FOSSIL INTERMEDIATE, INC.


                                   By:
                                        ----------------------------------
                                        Kosta N. Kartsotis
                                        President


                                   FOSSIL TRUST


                                   By:
                                        ----------------------------------
                                        Randy S. Kercho, Trustee


                                   FOSSIL NEW YORK, INC.


                                   By:
                                        ----------------------------------
                                        Kosta N. Kartsotis,
                                        Chief Executive Officer


                                   FOSSIL STORES I, INC.


                                   By:
                                        ----------------------------------
                                        Tom Olt, President


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